UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2010

Kewaunee Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2700 West Front Street

Statesville, NC 28677

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (704) 873-7202

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 25, 2010, the Company held its 2010 Annual Meeting of Stockholders. At that meeting, the Company’s shareholders voted on the matters set forth below.

1. Each of the nominees named below was re-elected as a Class III director for a three year term as follows:

Name of Nominee	For	Withheld	Broker Non-Votes
Ross W. McCanless	1,673,879	17,326	834,245
Patrick L. McCrory	1,671,426	19,779	834,245
Margaret B. Pyle	1,674,331	16,874	834,245

2. The shareholders approved the 2010 Stock Option Plan for Directors as follows:

For	Against	Abstained	Broker Non-Votes
1,512,159	174,815	4,231	834,245

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	2010 Stock Option Plan for Directors (incorporated by reference to Appendix A to the Company’s Proxy Statement dated July 23, 2010 for its Annual Meeting of Stockholders on August 25, 2010).

10.2	Form of Stock Option Certificate under the Company’s 2010 Stock Option Plan for Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2010

Kewaunee Scientific Corporation

By:	/s/ D. Michael Parker
D. Michael Parker
Senior Vice President, Finance and Chief Financial Officer